INVESTOR PRESENTATION

JANUARY 2012

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 30, 2011. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


Krispy Kreme

MISSION: To touch and enhance lives through the joy that is Krispy Kreme

VISION: To be the worldwide leader in sharing delicious tastes and creating joyful memories

Overview

- 75 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with Starbucks & Dunkin' Donuts
- 678 stores in 21 countries
  - 89 Company-owned shops
  - 141 domestic franchise locations
  - 448 international franchise stores
- Substantial opportunity for continued growth within the QSR category


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Significant Opportunity for Growth


Store Count
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
678
17003
16427
KKD
SBUX
DNKN
International
Domestic

A Retrospective…. And The Way Forward

- Over the past four years, we have
  - Stabilized the business
  - Repaired the balance sheet
  - Continued international growth
  - Resumed domestic growth
  - Positioned ourselves for the future

- Now, we are turning to
  - Accelerating growth to realize our full potential
  - Building sustainable profits and long-term value

Domestic Growth

Continuing to improve store economics is the key to accelerating growth domestically



Krispy Kreme

Company Store Economics - The Future

- Keys to better restaurant economics
  - Lower upfront investment – smaller shops
  - Lower operating costs
    - Occupancy
    - Labor
    - Ingredients

- Higher average unit volumes achieved through
  - Increased visit frequency
  - Broader menu
  - Daypart leverage



Store Economics

- Company Store segment results are an imperfect proxy for franchisee economics
  - Substantial off-premises sales at Company Stores (54% of segment revenues) suppress store profit margins, but generate significant cash
  - Supply Chain profits motivate the Company to operate some stores franchisees would not
- Restaurant operations have considerable room to improve


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

4 Wall Revenues and Margin by Store Type

Krispy Kreme DOUGHNUTS

($ in millions)

Store Type	YTD Q3 FY12 Revenues	YTD Q3 FY12 Operating income	YTD Q3 FY12 Operating margin	YTD Q3 FY11 Revenues	YTD Q3 FY11 Operating income	YTD Q3 FY11 Operating margin
Retail-only factory	$ 38.7	$ 5.8	14.9%	$ 36.9	$ 4.1	11.1%
Satellite	13.0	1.2	9.1%	8.7	0.8	9.2%
Total retail-only stores	51.7	7.0	13.4%	45.6	4.9	10.7%
Dual channel stores	109.8	5.3	4.9%	100.1	5.3	5.3%
Commissaries	62.6	1.1	1.8%	54.1	0.2	0.4%
Interstore sales and other	(21.0)	(0.3)		(15.7)	(0.3)	
4 wall results	$ 203.1	13.1	6.5%	$ 184.1	10.1	5.5%
Segment overhead		(12.6)			(13.3)	
Segment operating income		$ 0.5			$ (3.2)	

Company Retail-only Factory Stores

($ in millions)

	Revenues	Operating income	Operating margin
Top half	$ 21.7	$ 5.2	23.8%
Bottom half	17.0	0.6	3.7%
	$ 38.7	$ 5.8	14.9%

- Stores in the top half are likely more representative of franchisee economics.
- Franchisees would not operate stores in the bottom half. The Company continues to operate them because (1) they are royalty free, (2) they generate profits upstream in the Supply Chain and/or (3) the Company believes their operations can improve.

Amounts are YTD Q3 FY12

Company Store Economics

- Store level profit measures do not tell the whole story
- Off-premises sales generate significant profits upstream in the Supply Chain segment from sales of mix and other goods


Krispy Kreme
Original Glazed Doughnuts
Krispy Kreme
Original Glazed Doughnuts

Attribution of Supply Chain Profit

($ in millions)

Segment	Reported operating income	Attribution of Supply Chain operating income	Pro forma operating income
Company Stores	$ 0.5	$ 11.4	$ 11.9
Domestic Franchise	2.5	9.0	11.5
International Franchise	10.9	2.7	13.6
Supply Chain	23.1	(23.1)	-
Segment operating income	37.0	-	37.0
G&A	(16.0)	-	(16.0)
Other	(0.7)	-	(0.7)
Consolidated operating income	$ 20.3	-	$ 20.3

Amounts are YTD Q3 FY12 and are approximate. Pro forma operating income is a non-GAAP financial measure; management believes this information is useful to investors because it provides a more complete understanding of KKD's underlying operations and performance, and the effects of KKD's supply chain on other segments.

Domestic Same Store Sales


8%
6%
4%
2%
0%
-2%
-4%
FY09
FY10
FY11
YTD Q3 FY12
-0.7%
-3.3%
3.5%
0.9%
4.5%
4.0%
6.2%
4.2%
Company
Franchise

Same store sales computed on retail sales at stores open at least 57 weeks. Off-premises sales are not included.

Domestic Same Store Sales Opportunity

Retail Sales Mix



Other 8%
Coffee 4%
Doughnuts 88%

Sales by Daypart



Other 4%
6 am - 11 am 34%
6 pm - 11 pm 28%
11am - 2 pm 13%
2 pm - 6 pm 21%

Domestic Same Store Sales Opportunity

- Relatively shorter term
  - Coffee and other beverages
  - Hospitality/guest experience

- Longer term
  - Broader menu to address
    - Multiple use occasions
    - Frequency opportunity
    - Lifestyle/health attitudes


Krispy Kreme
DOUGHNUTS

New Coffee Program

- National program launched in August 2011

- Three new signature coffees
  - House blend, dark roast and house decaf
  - Extensively tested with consumers


Krispy Kreme

- New marketing campaign
  - Exciting and engaging creative campaign
  - Merchandising plan to maximize consumer touch points
  - Social media, PR and local relationship marketing plans to deliver the message
  - Growing coffee sales is a multi-year proposition



Coffee Profit Opportunity

Goal Grow coffee from 4% to 12% of retail sales by end of FY15

Economics
8% growth in same stores sales
3 - 4 percentage point growth in operating margin at retail shops



Off-Premises Profit Drivers

- Doors served
- AUV per door
- Return %
- Miles driven


Krispy Kreme
DOUGHNUTS
Krispy Kreme
DOUGHNUTS
happy all around™

Off-Premises Doors and Average Sales



14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$300
$250
$200
$150
$100
$50
$-
$237
13,407
$219
12,474
$227
$237
$265
11,066
10,913
10,868
FY08
FY09
FY10
FY11
FY12 (1)
Average weekly # of doors served
Average weekly sales per door

(1) YTD Q3

Off-Premises Product Sales and Returns



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
80%
82%
82%
30%
31%
32%
32%
FY09
FY10
FY11
FY12 (1)
Yeast and loose doughnut sales as of % of total off-premises sales
Off-premises returns %



Krispy Kreme
Original Glazed Doughnuts

Each percentage point improvement in returns generates almost $800,000 in profit improvement, assuming constant sales

(1) YTD Q3

Store Mix

	Factory	Satellite
Domestic	75%	25%
International	25%	75%

In most international markets, store expansion has been driven by small store development.



Krispy Kreme

International

- Expansion since FY06 has been dramatic
- Increasing resources to support franchise development
- We have added significant new resources in FY11-FY12 to catch up with significant growth, and will add more in FY13



International

International Franchise Stores



68
123
204
298
358
417
465
900
FY06
FY07
FY08
FY09
FY10
FY11
FY12E
FY17E

International – Path to the Goal

Current store count	448
Existing contractual commitments through FY17	280
Additional net openings needed	172
FY17 goal	900



International Growth

Targeted expansion for the next 5 years


Krispy Kreme
DOUGHNUTS
DONAS Y CAFÉ

Brazil
Russia
India
China

Europe
South America
Central America

International Same Store Sales


0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
FY10
FY11
FY12 (1)
-2.5%
-6.9%
-9.7%
-11.3%
-13.9%
-19.4%
-21.1%
-22.7%
-37.3%
Total
Established markets
New markets

Stores open at least 57 weeks. Computed in constant dollars.

"Established markets" means countries in which Krispy Kreme first opened in fiscal 2005 or before

(1) YTD Q3

Financials

Operating Income



($ in millions)
$5
$12
$15
$25
FY08
FY09
FY10
FY11
FY12E
($43)

Net Debt and Interest Expense


($ in millions)
$60
$50
$40
$30
$20
$10
$-
$(10)
$52
$10
$2
$(10)
FY08
FY12E
Net debt
Interest expense

Net Income



($ in millions)
($67)
($4)
$0
$8
$21
$27
FY08
FY09
FY10
FY11
FY12E
FY13E

FY12E excludes after tax gain of $4.7MM on sale of 30% interest in KK Mexico.
FY13E assumes an effective tax rate of 6-7%.

NOLs and Other Tax Assets

- NOL carryover as of January 2011 was $260 million
- Future tax benefit of the NOLs and other tax benefits, net of liabilities, was about $159 million
- With the exception of foreign withholding taxes, tax payments are expected to be minor for the foreseeable future

Strong Cash Flow

($ in millions)

- 12 months ended October 2011

Cash provided by operating activities	$30
Less – capital expenditures	(11)
Less – scheduled debt principal	(2)
Equals – free cash flow	$17

- We have the balance sheet and cash flow to execute our plans.

Free cash flow is a non-GAAP financial measure. Management believes it is a useful measure of the Company's ability to meet its contractual debt repayment obligations and fund the growth of its business.

FY13 Forecast

	Millions	Per share
Net income - FY12E (low tax rate)	$ 21	$ 0.30
Company's estimated YOY growth	6	0.08
Net income - FY13E (low tax rate)	27	0.38
Potential increase in FY13 tax expense - book only - no effect on cash	(10)	(0.14)
Adjusted net income - FY13E (40% tax rate)	$ 17	$ 0.24

- Potential recognition of deferred tax assets in Q4 FY12 would likely adversely affect reported earnings comparisons in FY13.
- Company expects to continue to benefit from low cash tax payments.

Conclusion

- Continued progress on strategic initiatives
- Positioned for accelerated growth in both revenue and earnings over the long term
- Strong cash flow and low debt
- Small store development and economics will be a key for continued growth

